GOVERNMENT ASSETS
                             LIQUID ASSETS, T AND I SHARES
                           MUNICIPAL ASSETS, T AND I SHARES
                            VINTAGE LIMITED TERM BOND
                                  VINTAGE BOND
                                 VINTAGE INCOME
                             VINTAGE MUNICIPAL BOND
                                VINTAGE BALANCED
                            VINTAGE EQUITY, S AND T SHARES
                            VINTAGE AGGRESSIVE GROWTH

                               VINTAGE TECHNOLOGY





                                Prospectus dated
                                October 16, 2000








As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      Investment Adviser and Administrator
                           Investors Management Group
                                2203 Grand Avenue
                             Des Moines, Iowa 50312

                                   Distributor
                     BISYS Fund Services Limited Partnership
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                  Legal Counsel
                  Cline, Williams, Wright, Johnson & Oldfather
                            1900 First Bank Building
                             Lincoln, Nebraska 68508

                              Independent Auditors
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                                           Table of Contents


Risk/Return Summary.......................................................... 2
o        Vintage Money Market Funds.......................................... 3
o        Vintage Bond Funds.................................................. 6
o        Vintage Balanced Fund...............................................10
o        Vintage Stock Funds.................................................11

Fees and Expenses of the Funds...............................................14


Description of the Funds.....................................................16
o        Government Assets Fund..............................................17
o        Liquid Assets Fund..................................................17
o        Municipal Assets Fund...............................................17
o        Vintage Limited Term Bond Fund......................................18
o        Vintage Bond Fund...................................................19
o        Vintage Income Fund.................................................19
o        Vintage Municipal Bond Fund.........................................19
o        Vintage Balanced Fund...............................................21
o        Vintage Equity Fund ................................................22
o        Vintage Aggressive Growth Fund......................................22
o        Vintage Technology Fund.............................................22


Management of the Funds......................................................25

Purchase and Sale of Shares..................................................27
o........How the Funds Value Their Shares....................................27
o        How to Purchase Shares..............................................27
o        Automatic Investment Plan...........................................28
o        How to Exchange Shares..............................................28
o        How to Sell Shares..................................................29
o        Auto Withdrawal Plan................................................30
o        Automatic Redemption................................................30

Dividends, Distributions, and Taxes..........................................31

Distribution Arrangements....................................................33

Financial Highlights.........................................................35

For more information about the Funds.................................Back Cover

Risk/Return Summary

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

o Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

o Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

o Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

The summary also describes specific risks that may apply to one Fund.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

o changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

o how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

o    You may lose money by investing in a Fund.

o An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Vintage Money Market Funds

Government Assets Fund
Liquid Assets Fund
Municipal Assets Fund

Objectives. The investment objectives of the Money Market Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. The Municipal Assets Fund seeks current income that is exempt from federal income taxes.

Principal Investment Strategies. The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Fund primarily invests in:

o    Government  Assets Fund: U.S. Treasury bills or notes and other obligations
     issued  or   guaranteed   by  the  U.S.   Government  or  its  agencies  or
     instrumentalities.

o Liquid Assets Fund: U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

o Municipal Assets Fund: High-quality, tax-exempt debt obligations of state and municipal governments.

Principal Risks. The principal risks of investing in the Money Market Funds are interest rate risk and credit risk. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Funds by showing changes in the Funds' performance from year to year. The Funds' past performance does not necessarily indicate how they will perform in the future.

You may obtain current yield information for any Fund by calling (800) 438-6375.

Government Assets Fund


The total return for the quarter ended September 30, 2000 was 1.48 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
1.36 percent  (quarter  ending  6/30/95) and the lowest return for a quarter was
0.66 percent (quarter ending 3/31/93).

-------------------------------------------------------------------------------------------------------------
                                Average Annual Total Return (as of 12/31/99)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                     1 Year              5 Year          Since Inception*
-------------------------------------------------------------------------------------------------------------
Government Assets                                    4.48%               4.81%                4.34%
-------------------------------------------------------------------------------------------------------------
*Inception Date: 12/21/92


Liquid Assets Fund


The total return for the quarter ended September 30, 2000 was 1.48 percent.

During the period shown in the bar chart,  the highest  return for a quarter was
1.29 percent  (quarter ending  12/31/97) and the lowest return for a quarter was
1.05 percent (quarter ending 6/30/99).


------------------------------------------------------------------------------------------------------------------
                                  Average Annual Total Return (as of 12/31/99)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                 1 Year                           Since Inception*
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Liquid Assets, T Shares                           4.47%                                4.87%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Liquid Assets, I Shares                           4.63%                                5.07%
------------------------------------------------------------------------------------------------------------------
*Inception Date 10/15/96

Municipal Assets Fund


The total return for the quarter ended September 30, 2000 was 0.85 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
0.81 percent  (quarter ending  12/31/97) and the lowest return for a quarter was
0.56 percent (quarter ending 3/31/99).

----------------------------------------------------------------------------------------------------------------
                                 Average Annual Total Return (as of 12/31/99)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                      1 Year                      Since Inception*
----------------------------------------------------------------------------------------------------------------
Municipal Assets, T Shares                            2.53%                             2.92%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Municipal Assets, I Shares                            2.69%                             3.12%
----------------------------------------------------------------------------------------------------------------
*Inception Date 10/15/96


Vintage Bond Funds

 Vintage Limited Term Bond Fund

Objective. The Fund's investment objective is total return from a portfolio of limited-term, fixed-income securities.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Fund seeks total return through a combination of interest income from its investments and appreciation or depreciation in the value of the securities. The Fund selects investments based on both capital appreciation and depreciation adjusted periodically based on various factors, including average maturity.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.


The total return for the quarter ended September 30, 2000 was 2.30 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
3.48 percent (quarter ending 12/31/95) and the lowest return for a quarter was -1.64 percent (quarter ending 3/31/96).

----------------------------------------------------------------------------------------------------------------
                                 Average Annual Total Return (as of 12/31/99)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                    1 Year               Since Inception*
----------------------------------------------------------------------------------------------------------------
Vintage Limited Term Bond                                             0.56%                   4.43%
----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Yr. Gov't/Corp. Bond Index                          2.19%                   5.95%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lehman Aggregate                                                     -0.83%                   6.19%
----------------------------------------------------------------------------------------------------------------
*Inception Date 06/15/95


Vintage Bond Fund

Objective. The Fund's investment objective is income and capital appreciation, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund seeks to invest in fixed-income securities to achieve both current income and appreciation. The Fund selects investments based on various factors, including average maturity and interest rate outlook.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.


The total return for the quarter ended September 30, 2000 was 2.73 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
5.00 percent (quarter ending 12/31/95) and the lowest return for a quarter was -2.90 percent (quarter ending 3/31/96).

-------------------------------------------------------------------------------------------------------------
                                Average Annual Total Return (as of 12/31/99)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                   1 Year                        Since Inception*
-------------------------------------------------------------------------------------------------------------
Vintage Bond                                       -0.30%                              5.56%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Lehman Aggregate                                   -0.83%                              5.76%
-------------------------------------------------------------------------------------------------------------
*Inception Date 07/07/95

Vintage Income Fund

Objective. The Fund's investment objective is current income, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including mortgage-related securities, U.S. Government securities, and corporate debt obligations. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 4 to 10 years. The Fund invests in fixed-income securities to achieve current income and selects investments based on factors such as maturity and current income.

Principal Risks. The principal risks of investing in the Fund are interest rate and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.



The total return for the quarter ended September 30, 2000 was 2.81 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
4.64 percent (quarter ending 6/30/95) and the lowest return for a quarter was -2.27 percent (quarter ending 3/31/94).

-------------------------------------------------------------------------------------------------------------------
                                   Average Annual Total Return (as of 12/31/99)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                          1 Year          5 Year                   Since Inception*
-------------------------------------------------------------------------------------------------------------------
Vintage Income                            -0.78%           6.03%                        5.13%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Lehman Int. Gov't/Corp.                    0.39%           7.09%                        6.08%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Lehman Aggregate                          -0.83%           7.74%                        6.51%
-------------------------------------------------------------------------------------------------------------------
*Inception Date 12/15/92

Vintage Municipal Bond Fund

Objective. The Fund's investment objective is current income that is exempt from federal income taxes, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests at least 80 percent of its net assets in a diversified portfolio of fixed-income securities with income that is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years. While the Fund expects to invest primarily in higher-rated municipal securities, it may invest up to 25 percent of its total assets in below investment grade securities (commonly known as "junk bonds").

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests solely in higher-rated securities. The Fund's investments in municipal income securities also have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.


The total return for the quarter ended September 30, 2000 was 1.79 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
6.39 percent (quarter ending 3/31/95) and the lowest return for a quarter was -4.39 percent (quarter ending 3/31/94).

-------------------------------------------------------------------------------------------------------------
                                Average Annual Total Return (as of 12/31/99)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                    1 Year             5 Year          Since Inception*
-------------------------------------------------------------------------------------------------------------
Vintage Municipal Bond                              -0.81%             5.62%                 4.45%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Int. Muni Bond                        -0.01%             6.31%                 5.30%
-------------------------------------------------------------------------------------------------------------
*Inception Date 02/16/93


Vintage Balanced Fund

Objective. The Fund's investment objective is long-term growth of capital and income.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of equity securities and fixed-income securities. The Fund may invest up to 75 percent of its total assets in equity securities, primarily large capitalization companies with strong earnings potential. The Fund normally invests at least 25 percent of its total assets in fixed-income securities, of which 65 percent will be invested in fixed-income securities rated in the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years for its investments in fixed-income securities.

Principal Risks. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of the investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.




The total return for the quarter ended September 30, 2000 was 1.20 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
16.95 percent (quarter ending 12/31/98) and the lowest return for a quarter was -7.25 percent (quarter ending 9/30/98).

     --------------------------------------------------------------------------------------------------------------
                  Average Annual Total Return (as of 12/31/99)
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
                                                                          1 Year             Since Inception*
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
     Vintage Balanced Fund                                                11.66%                  17.38%
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
     S&P 500                                                              21.03%                  26.95%
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
     Lehman Int. Gov't/Corp.                                               0.39%                   5.70%
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
     50% S&P 500 / 50% Lehman Int. Gov't/Corp.                            10.46%                  16.22%
     --------------------------------------------------------------------------------------------------------------
     *Inception Date 06/01/95

Vintage Stock Funds

Vintage Equity Fund

Objective. The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies. The Fund invests at least 75 percent of its total assets in equity securities. The Fund invests mainly in large capitalization companies with strong earnings potential. The Fund attempts to achieve higher overall return while minimizing risk by investing in these large capitalization companies.

Principal Risks. The principal risk of investing in the Fund is market risk.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.



The total return for the quarter ended September 30, 2000 was 1.39 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
27.51 percent (quarter ending 12/31/98) and the lowest return for a quarter was -15.23 percent (quarter ending 9/30/98).

----------------------------------------------------------------------------------------------------------------------
                  Average Annual Total Return (as of 12/31/99)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                 1 Year                   5 Year               Since Inception*
----------------------------------------------------------------------------------------------------------------------
Vintage Equity, T Shares **                      22.01%                   27.23%                    20.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Vintage Equity, S Shares                         21.70%                   27.14%                    19.94%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
S&P 500                                          21.03%                   28.54%                    21.50%
----------------------------------------------------------------------------------------------------------------------
*Inception Date for Class S 12/15/92. Inception Date for Class T 02/14/98.
**Performance figures reflect a "blended" figure combining the following methods of  calculation  (a) for periods  before  February 14, 1998,  the figure used is based on the Fund's Class S performance;  and (b) for periods after February 14,
1998, an actual Class T figure is used  reflecting a deduction of all applicable charges and fees for that Class.  This blended  figure assumes  reinvestment  of dividends and capital gains.


Vintage Aggressive Growth Fund

Objective. The Fund's investment objective is long-term capital growth.

Principal Investment Strategies. The Fund normally invests in companies with a range of capitalizations that exhibit a strong potential for price appreciation relative to other companies. The Fund invests in securities of companies the Adviser believes to be in high growth industries, companies with products in niche markets, and securities which are temporarily undervalued.

Principal Risks. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in small or medium capitalization companies, its returns may be more volatile and differ, sometimes significantly, from the overall U.S. market. In addition, these companies may have more risk because they often have limited product lines, markets, or financial resources.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.


The total return for the quarter ended September 30, 2000 was 5.27 percent.


During the period shown in the bar chart,  the highest  return for a quarter was
27.25 percent (quarter ending 12/31/98) and the lowest return for a quarter was -14.20 percent (quarter ending 9/30/98).

----------------------------------------------------------------------------------------------------------------
                                 Average Annual Total Return (as of 12/31/99)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                    1 Year                        Since Inception*
----------------------------------------------------------------------------------------------------------------
Vintage Aggressive Growth                           19.72%                             21.92%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
S&P 400                                             14.73%                             20.15%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
NASDAQ Composite                                    86.12%                             37.76%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
S&P 500                                             21.03%                             26.33%
----------------------------------------------------------------------------------------------------------------
*Inception Date 09/29/95


Vintage Technology Fund

Risk/Return Summary

Objective. The Fund's investment objective is long-term capital growth.

Principal Investment Strategies. The Fund normally invests primarily in common stock equity securities of domestic, but also foreign, companies that the Adviser believes will benefit significantly from technological advances or improvements without regard to market capitalization. Normally it invests at least 65 percent of its assets in securities of companies that the Adviser believes will benefit from advances or improvements in technology. Technology companies include companies in many industries that rely on technology in their product development or operations, are expected to benefit from technology advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The Fund may invest in a way that is non-diversified under the Investment Company Act of 1940 definition. It may hold larger positions in a smaller number of stocks than a diversified fund. As a result, a single stock's increase or decrease in value may have a significant impact on the Fund's value.

Principal Risks. The principal risk of investing in the Fund is market risk, which is the risk that market influences will affect expected returns of all equities in ways that were not anticipated. In addition to market risk, the Fund will concentrate its holdings in the securities of companies related in such a way that they may react similarly to certain market pressures and events, sometimes violently. Because these companies may react similarly, the Fund's returns may be considerably more volatile than a fund that does not invest in similarly related companies. To the extent that the Funds may invest in small and medium capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Performance:

Since this is a new Fund, performance information is not required to be included.

FEES AND EXPENSES OF THE FUNDS

SHAREHOLDER
TRANSACTION EXPENSES (Fees paid directly from your investment)............NONE

ANNUAL FUND                   The Examples are to help you compare the cost of
OPERATING  EXPENSES           investing in the Funds with the cost of investing
(expenses  that are           in other funds.  They assume that you invest
deducted from Fund            $10,000 in each Fund for the periods indicated and
assets) AND                   then redeem all your shares at the end of those
EXAMPLES                      periods. They also assume your investment has a 5
                              percent return each year and the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

--------------------------------------------------------------------------- ---------------------------------------------
                            OPERATING EXPENSES                                                EXAMPLES
--------------------------------------------------------------------------- ---------------------------------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
GOVERNMENT ASSETS FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                0.40%(1)     After 1 year                     $75
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.33%       After 3 years                   $233
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $406
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                 0.73%(1)      After 10 years                  $906
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
LIQUID ASSETS FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Class T
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.35%       After 1 year                     $88
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.51%       After 3 years                   $274

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $477
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   0.86%       After 10 years                 $1,061
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Class I
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.35%       After 1 year                     $73
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.36%       After 3 years After 5           $227
                                                                            years                           $395
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   0.71%       After 10 years                  $883
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
MUNICIPAL ASSETS FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Class T
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.35%       After 1 year                     $92
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.55%       After 3 years                   $287

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $498
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                  0.90%(2)     After 10 years                 $1,108

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Class I
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.35%       After 1 year                     $77
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.34%       After 3 years After 5           $240
                                                                            years                           $417
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                  0.75%(3)     After 10 years                  $930
---------------------------------------------------------- ---------------- ------------------------ --------------------

---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE LIMITED TERM BOND FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.50%       After 1 year                     $94
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 3 years                   $293
Other Expenses                                                  0.42%
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $509
                                                                                                     --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   0.92%       After 10 years                 $1,131
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE BOND FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.55%       After 1 year                    $103
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 3 years                   $322
Other Expenses                                                  0.46%
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $558
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   1.01%       After 10 years                 $1,236
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE INCOME FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.60%       After 1 year                    $101
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 3 years                   $315
Other Expenses                                                  0.39%
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $547
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   0.99%       After 10 years                 $1,213
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE MUNICIPAL BOND FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                  0.50%      After 1 year                     $94
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 3 years                   $293
Other Expenses                                                  0.42%
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $509
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   0.92%       After 10 years                 $1,131
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE BALANCED FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.75%       After 1 year                    $122
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 3 years                   $381
Other Expenses                                                  0.45%
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $660
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   1.20%       After 10 years                 $1,455
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE EQUITY FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Class S
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.75%       After 1 year                    $138
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.61%       After 3 years                   $431
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $745
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   1.36%       After 10 years                 $1,635
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Class T
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.75%       After 1 year                    $113
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.36%       After 3 years                   $353
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $612
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   1.11%       After 10 years                 $1,352
---------------------------------------------------------- ---------------- ------------------------ --------------------



---------------------------------------------------------- ---------------- ------------------------ --------------------
VINTAGE AGGRESSIVE GROWTH FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.95%       After 1 year                    $137
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 3 years                   $428
Other Expenses                                                  0.40%
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
                                                                            After 5 years                   $739
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   1.35%       After 10 years                 $1,624
---------------------------------------------------------- ---------------- ------------------------ --------------------

Vintage Technology Fund

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------

Management Fees                                                 1.25%       After 1 year                    $173

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------

Other Expenses                                                  0.45%       After 3 years                   $536

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------

                                                                            After 5 years                   $923

---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------

Total Fund Operating Expenses                                 1.70% (3)     After 10 years                 $2,009

---------------------------------------------------------- ---------------- ------------------------ --------------------

(1) During the fiscal year, the Fund's Adviser waived a portion of the management fee for an actual fee of 0.35 percent which made the Total
     Expenses 0.68 percent. The Adviser may reduce or eliminate the fee waiver at any time.
(2) During the fiscal year, certain fees were voluntarily reduced for an actual fee of 0.89 percent.
(3) During the fiscal year, certain fees were voluntarily reduced for an actual fee of 0.74 percent.
(4) The Fund's Operating expenses will not be more than 1.75 percent, since the Fund's Adviser will waive a portion of the management fee to not exceed a Total Expense of 1.75 percent. The Adviser may reduce or eliminate the fee waiver at any time.


Description of the Funds

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

o Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

o Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

o Management Risk This risk is the possibility that the Funds' managers may make poor choices in selecting securities and that the Funds will not perform as well as other funds.

Vintage Money Market Funds

Objectives and Principal Investment Strategies

The Funds' investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income (exempt from Federal income taxes in the case of the Municipal Assets Fund). As money market funds, each Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Funds' investments. Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

Government Assets Fund

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in repurchase agreements for these U.S. Government obligations.

Liquid Assets Fund

The Fund pursues its objectives by investing in high-quality money market obligations. The Fund may invest in:

o U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;


o redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans;


o high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

o certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

o    high-quality, short-term corporate obligations; and

o repurchase agreements collateralized by the types of securities listed above.

Municipal Assets Fund

The Fund pursues its objective by investing in high-quality, tax-exempt debt obligations of state and municipal governments. The Fund may invest in:

o tax-exempt debt obligations issued by state and municipal governments that are unrated and backed by demand repurchase commitments and participation interests in these securities; and

o    variable rate demand notes.

The Fund may purchase new issues of tax-exempt debt obligations that are offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund also may invest up to 20 percent of its assets in taxable securities.

Risk Considerations

The Money Market Funds are subject to management risk. This risk is the possibility that the Funds' managers may make poor choices in selecting securities and that the Funds will not perform as well as other funds. In addition, specific risks of the Funds' portfolios include:


Interest Rate Risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit Risk. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly rated securities to minimize credit risk.

Municipal Market Risk. The Municipal Assets Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.

Vintage Bond Funds

Objectives and Principal Investment Strategies

Vintage Limited Term Bond Fund

The Fund's investment objective is total return from a portfolio of limited-term fixed-income securities. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. Among the Fund's investments in fixed-income securities are corporate debt securities, U.S. Government obligations, and mortgage-related and asset-backed securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Fund seeks to obtain total return through a combination of interest income from the Fund's underlying fixed-income securities, appreciation or depreciation in the value of these fixed-income securities, and gains or losses realized upon the sale of these securities. In selecting investments, the Fund places primary emphasis on capital appreciation and capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio. Duration is a measure of a security's average life at the present value of its cash flow (or interest payments). The Fund also considers factors such as securities selection, maturity structure and sector allocation. Current income is a secondary consideration.

The Fund primarily invests in bonds, notes, and debentures of a wide range of domestic fixed-income security issuers.

Vintage Bond Fund

The Fund's investment objective is income and capital appreciation, consistent with the preservation of capital. The Fund normally invests more than 65 percent of its total assets in debt securities rated within the three highest rating categories or, if unrated, of comparable quality. Among the Fund's investments in fixed-income securities are corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on portfolio duration analysis, yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund primarily invests in bonds, notes, and debentures of a wide range of domestic fixed-income security issuers.

The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the direction of interest rate levels.

Vintage Income Fund

The Fund's investment objective is current income, consistent with the preservation of capital. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or if unrated, of comparable quality. Among the Fund's investments in fixed-income securities are mortgage-related and asset-backed securities, corporate debt securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on an analysis of the duration or average life of its portfolio, the direction of interest rates or yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund primarily invests in bonds, notes, and debentures of a wide range of domestic fixed-income security issuers.

The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the direction of interest rate levels. During periods of rising interest rates and falling prices, the Fund could select investments with a shorter average maturity to cushion the effect of price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund may consider investments with a longer average maturity.

Vintage Municipal Bond Fund

The Fund's investment objective is current income, which is exempt from federal income taxes, consistent with the preservation of capital. The Fund normally invests at least 80 percent of its net assets in a diversified portfolio of municipal securities paying interest that is exempt from federal income taxes and that is not subject to alternative minimum tax ("AMT"). The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

While maintaining an average portfolio maturity of 4 to 10 years, the Fund normally invests in municipal obligations that have a stated or remaining maturity of 25 years or less or in municipal obligations with a stated or remaining maturity in excess of 25 years if such obligations have an unconditional put to sell or redeem the securities within 25 years from the date of purchase.

The Fund invests in:

o    municipal  bonds that are rated within the five highest rating  categories;
     and

o municipal notes, tax-exempt commercial paper, and variable rate demand obligations that are rated within the two highest rating categories.

The Fund also may invest up to 10 percent of its total assets in municipal obligations that are unrated at the time of purchase but are determined by the Adviser to be of comparable quality to rated securities.

Municipal securities are typically classified as either "general obligation" or "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. The payment of principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and a secured interest in the facility.

The Fund may invest up to 25 percent of its total assets in municipal securities that are related in such a way that business or political developments or changes affecting one security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Risk Considerations

The principal risks of the Vintage Bond Funds are interest rate risk, credit risk, management risk, and market risk.

The Vintage Bond Funds, other than the Municipal Bond Fund, may invest a significant portion of their assets in mortgage-related and asset-backed securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. These types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. When interest rates rise, the maturities of these types of securities tend to lengthen because prepayments decline and the value of the securities decreases more significantly.

The Municipal Bond Fund has municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of securities holders in these securities. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risk. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Other Investment Policies and Risks for the Bond Funds

All of the Vintage Bond Funds may invest in debt securities rated in the five highest rating categories. The Funds also may invest up to 25 percent of their assets in debt securities rated in fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). The Bond Funds' investments in lower-rated debt securities are subject to more interest rate and credit risk than investments in higher-rated debt securities.

Vintage Balanced Fund

Objectives and Principal Investment Strategies

The Fund's investment objective is long-term growth of capital and income. The Fund invests in a diversified portfolio of equity securities and fixed-income securities. Normally, the Fund invests up to 75 percent of its total assets in equity securities and at least 25 percent of its total assets in fixed-income securities. The investment manager allocates holdings to take advantage of economic conditions, general market trends, interest rate levels, and changes in fiscal and monetary policies.

For the equity portion of the portfolio, the Fund selects investments based on an earnings focus that considers quantitative and qualitative factors, such as revenue potential, balance sheet strength, management quality, industry leadership, profit margins, cash flow generation and identifiable growth catalysts. The Fund seeks industry and stock diversification to minimize risk.
The Fund's investments in equity securities include common stocks, preferred stocks, and convertible securities. The Fund also may invest in foreign securities through the purchase of American Depository Receipts ("ADRs").

In the fixed-income portion of the portfolio, the Fund expects to maintain a dollar-weighted average maturity of 4 to 10 years. The Fund will invest approximately 65 percent of this portion of its portfolio in investment grade securities (rated in the three highest rating categories or, if unrated, of comparable quality). These securities include corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. The Fund invests in bonds, notes, and debentures of a wide range of U.S. corporate issuers. The Fund also may invest up to 25 percent of the fixed-income portion of its portfolio in lower-rated securities.

Risk Considerations

The principal risks of the Balanced Fund are market risk, interest rate risk, credit risk, and management risk. In addition, the Fund has allocation risk, which is the risk that the allocation of investments between equity and debt securities will have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

The fixed-income portion of the Fund's portfolio has similar risks to those discussed above for the Vintage Bond Funds. These include the risk of investing in mortgage-related securities, which tend to be more volatile than other types of fixed-income securities, and the risk of investing in lower-rated securities, which may have more interest rate and credit risk.

Vintage Stock Funds

Objectives and Principal Investment Strategies

Vintage Equity Fund

The Fund's investment objective is long-term capital appreciation. The Fund normally invests at least 75 percent of its total assets in equity securities. The Fund primarily invests in large capitalization companies with strong earnings potential. The Fund strives for high overall return, while minimizing risk through the selection of higher-quality equity securities. The Fund invests in common stocks and convertible and preferred securities. The Fund also may invest in foreign securities through the purchase of ADRs.

Focusing on earnings, the Fund selects equity securities using a process that features thorough research and fundamental analysis based on a "bottom up"
approach. The Fund, through a variety of sources, identifies investment opportunities that exhibit superior growth potential. The Fund selects investments based on a long-term perspective and emphasizes quality and consistency of earnings.

The earnings focus of the selection process utilizes a number of factors. These factors are quantitative and qualitative. They include revenue potential, balance sheet strength, management quality, industry leadership, profit margins, cash flow generation and identifiable growth catalysts.

The Fund generally invests in those firms whose stock trades at an attractive price relative to earnings potential in relation to overall market, relevant peer group and historical trading range valuations. The Fund may sell stocks that it believes to be over-valued relative to earnings growth potential, when fundamentals weaken or when better prospects are discovered.

Vintage Aggressive Growth Fund

The Fund's investment objective is long-term capital growth. The Fund invests primarily in equity securities of companies with a range of capitalizations that exhibit a strong potential for price appreciation relative to the general equity markets. The Fund invests in common stocks and convertible and preferred securities. The Fund also may invest in foreign securities through the purchase of ADRs. Dividend income is not a factor in selecting investment securities.

Using the same earnings-focused criteria described for the Equity Fund, the Fund seeks investments in firms with superior earnings potential and products in niche markets and stocks that are perceived to be temporarily under-valued. The Fund may make more significant investments in firms or industry sectors that are believed to be particularly attractive. The Fund may make more frequent purchases or sales of stocks based on rapid swings in relative valuations.


Vintage Technology Fund


The Fund's investment objective is long-term capital growth. The Fund normally invests primarily in securities of domestic, but also foreign, companies that the Adviser believes will benefit significantly from technological advances or improvements without regard to market capitalization. Normally it invests at least 65 percent of its assets in securities of companies that the Adviser believes will benefit from advances or improvements in technology. Technology companies include companies in many industries that rely on technology in their product development or operations, are expected to benefit from technology advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The Fund will concentrate substantially all of its assets in a select group of industries involving or benefiting from technology. The Fund may hold a significant portion of its assets in one or more industries such as: aerospace/defense; biotechnology; broadcast and media; computers; computer services and software; communications and communications equipment; consumer electronics; e-commerce; internet and internet related companies; office/business equipment; medical devices; semiconductors; technical services; and robotics.





Risk Considerations

The principal risks of the Stock Funds are market risk and management risk. To the extent that the Funds may invest in small and medium capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


In addition to the risks discussed above, the principal risk of investing in the Technology Fund is market risk. This is the risk that market influences will affect expected returns of all equities in ways that were not anticipated. In addition to market risk, the Technology Fund may concentrate its holdings in the securities of companies related in such a way that they may react similarly to certain market pressures and events, sometimes violently. Because these companies may react similarly, the Technology Fund's returns may be considerably more volatile than a fund that does not invest in similarly related companies. The Technology Fund may invest in companies whose earnings may fluctuate more than those of other companies. It may also invest in companies for which investor's enthusiasm can change dramatically. The Technology Fund may invest in a way that is non-diversified under the Investment Company Act of 1940 definition. It may hold larger positions in a smaller number of stocks than a diversified fund. As a result, a single stock's increase or decrease in value may have a significant impact on the Technology Fund's value.



Other Investment Information

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies).

Asset-backed securities represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust, and payments of principal and interest or interest only are passed-through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.


Portfolio Turnover Rate. The portfolio turnover rate for each Fund is included in the Financial Highlights Section, except for the Technology Fund which will be included when available. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100 percent. A higher rate of portfolio turnover increases brokerage and other expenses and may affect a Fund's returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to a Fund's shareholders.


Temporary Defensive Position. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves that are inconsistent with the Fund's primary investment strategies. For those Funds that invest primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Management of the Funds

Investment Adviser

The Funds' Adviser is Investors Management Group, Ltd. ("IMG"), 2203 Grand Avenue, Des Moines, Iowa 50312. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. that provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2000, IMG had approximately $4.2 billion in equity, fixed-income and money market assets under management.

IMG provides investment advisory services and order placement facilities for the Funds. For these advisory services for the fiscal year ending March 31, 2000, the Funds paid IMG as a percentage of average daily net assets:

               Fund             Fee as a percentage of average daily net assets*
                                                                 ------------
Government Assets Fund                                                 .40%
Liquid Assets Fund                                                     .35%
Municipal Assets Fund                                                  .35%
Vintage Limited Term Bond Fund                                         .50%
Vintage Bond Fund                                                      .55%
Vintage Income Fund                                                    .60%
Vintage Municipal Bond Fund                                            .50%
Vintage Balanced Fund                                                  .75%
Vintage Equity Fund                                                    .75%
Vintage Aggressive Growth Fund                                         .95%
*See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

Portfolio Managers for the Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, Income, Municipal Bond, and Balanced Funds

o        Kathryn D. Beyer, CFA
-        Managing Director and Fixed Income Strategist.
- Ms. Beyer is a member of the Investment Strategy Committee and the Bond Research Committee.
-        She has been with IMG since 1993.

o        Jeffrey D. Lorenzen, CFA
-        Managing Director and Fixed Income Strategist.
- Mr. Lorenzen is a member of the Investment Strategy Committee and chairperson of the Bond Research Committee.
-        He has been with IMG since 1992.

o        Elizabeth S. Pierson, CFA

-        Vice President and Senior Fixed Income Manager.

- Ms. Pierson is a member of the Investment Strategy Committee and the Bond Research Committee.
- She became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998 and has been with IMG affiliates since 1984.


Portfolio Managers for the Balanced, Equity, Aggressive Growth, and Technology Funds


o        Darrell C. Thompson
-        Senior Vice President and Senior Equity Manager.
- Mr. Thompson is a member of the Investment Strategy Committee and the Equity Research Committee.
- He became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998 and has been with IMG affiliates since 1973.

o        Julie A. O'Rourke, CFA
-        Vice President and Equity Manager.
- Ms. O'Rourke is a member of the Investment Strategy Committee and chairperson of the Equity Research Committee.
- She became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998 and has been with IMG affiliates since 1991.

o        Thomas H. Bolgert, CFA
-        Vice President and Equity Research Manager.

- Mr. Bolgert is a member of the Investment Strategy Committee and the Equity Research Committee.
- He has been with IMG since 1999. Previously, he was an analyst with Firstar Corporation since 1993.


o        Scott E. Dudgeon
-        Investment Officer and Equity Research Manager.
-        Mr. Dudgeon is a member of the Equity Research Committee.

- He has been with IMG since 1999. Previously, he was a research analyst with Wessels, Arnold & Henderson from 1996 to 1998 then Dain, Rauscher & Wessels from 1998 to 1999 and a security master with Regional Operating Group from 1995 to 1996.

Purchase and Sale of Shares

How the Funds Value Their Shares


Except for the Money Market Funds, each Fund's net asset value or NAV is calculated at 3:00 p.m. Central Time each day the Federal Reserve Bank ("Fed") or New York Stock Exchange ("Exchange") is open for business and the purchase or redemption price is based on the next calculation of the Funds NAV after the order is placed. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The Money Market Funds' NAV is calculated at 11:00 a.m. Central Time.


To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds, other than the Money Market Funds, value their assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value. The Money Market Funds value their securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

For the Money Market Funds, a purchase order for shares received in good order by the Fund by 11:00 a.m. Central Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day.

How to Purchase Shares

You may purchase a Fund's shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

         Minimum investment amounts are:
              Initial                                              $1,000
              Subsequent                                           $50

              401(k) and 403(b) and other plans
              Initial and Subsequent                               $25

              Automatic Investment Plan
              Initial                                              $250
              Subsequent                                           $25

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

                           Vintage Mutual Funds, Inc.
                                 P.O. Box 182445
                            Columbus, OH 43218-2445.

An Account Application form can be obtained by calling the Funds at (800) 438-6375 or from the Funds' website at www.VintageFunds.com. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (800) 438-6375 to arrange a transfer from your bank account.

When purchasing shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold 31 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.

Automatic Investment Plan

The Automatic Investment Plan enables you, as a shareholder of the Fund, to make regular monthly purchases of shares. With your authorization, the Transfer Agent will automatically purchase shares at NAV on the dates of the specified purchase and have it automatically withdrawn from your bank account. In order to participate the required minimum initial purchase is $250. Subsequent purchases must meet the $25 minimum.

To participate in the Automatic Investment Plan, you should call (800) 438-6375 for more information.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone. You must call by 3:00 p.m., Central Time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service at any time.

Auto Exchange

In order to participate in Auto Exchange, after completing the appropriate section of the Account Application, you must:

o    be a shareholder of the Money Market Funds;
o    have a minimum initial purchase of $10,000 in the Money Market Funds; and
o    maintain a minimum account balance of $1,000.

To change Auto Exchange instructions or to discontinue the feature, you must send a written request to the Vintage Mutual Funds, Inc., P.O. Box 182445, Columbus, OH 43218-2445. The distributor may amend or terminate Auto Exchange without notice at any time.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 3 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail:

Send a signed letter of instruction to:

                           Vintage Mutual Funds, Inc.
                                 P.O. Box 182445
                            Columbus, OH 43218-2445.

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact the Funds.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Funds at (800) 438-6375 with instructions on how you wish to receive your sale proceeds.

By Check:

A free check writing service is available for the Money Market Funds. To establish this service and obtain checks:

o at the time the account is opened, complete the Signature Card section of the Account Application Form; or o after opening an account in the Fund, contact the Funds by telephone or mail to obtain an Account Application Form, and complete and return the Signature Card section.

You will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to you, the check writing privilege may be modified or terminated. You may not close a Fund account by writing a check. There is a $25 charge for each stop payment request. The minimum check amount is $250.

Auto Withdrawal Plan

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate:

o        the required minimum withdrawal is $100; and
o        the Fund must maintain a $1,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (800) 438-6375 for more information.

Automatic Redemption


The Fund may automatically redeem your shares at NAV if your account drops below $500, due to either market valuation or a withdrawal. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.


If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Dividends, Distributions, and Taxes

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund, (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains

The Limited Term Bond, Bond, Income and Municipal Bond Funds each intend to declare their net investment income monthly as a dividend to shareholders at the close of business on the day of declaration. The Money Market Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly.


The Balanced, Equity, Aggressive Growth, and Technology Funds intend to declare their net investment income quarterly as a dividend to shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly.


Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at P.O. Box 182445, Columbus, OH 43218-2445 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

Tax Considerations

Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the AMT, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Municipal Bond and Municipal Assets Funds are expected to be eligible to designate certain dividends as "exempt-interest dividends."

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.


Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. A portion of the Balanced, Equity, Aggressive Growth, and Technology Funds income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.


A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Shareholders should be aware that redeeming shares of the Municipal Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Distributions  from all of the Funds may be  subject  to state and local  taxes.
Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Bond and Municipal Assets Funds that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

DISTRIBUTION ARRANGEMENTS

SHARE CLASSES

In this  prospectus  the Funds offer the Equity Fund and the Money  Market Funds
offer  the  classes  of  shares  described  below.   Each  class  of  shares  is
exchangeable only for shares of the same class.

        SHARE CLASS           CLASS DESCRIPTION
Equity "S" Shares   These shares are offered to all shareholders of the Equity
                    Fund, except those who qualify for "T" shares of teh Equity
                    Fund.

Equity "T" Shares   These shares are offered solely to fiduciary accounts of
                    AMCORE Investment Group, N.A. ove which AMCORE Investment
                    Group, N.A. exercises investment discretion.

"T" Shares          These shares are offered by the Money Market Funds.  These shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. These shares bear separate distribution and/or shareholder servicing fees.
                    Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

"I" Shares          These  shares are  offered by the Liquid  Assets and
                    Municipal Assets Funds. These shares pay no shareholder or servicing fees and therefore they are normally offered directly by the distributor or through trust organizations providing fiduciary account services for an additional fee.


Other

Equity "S" Shares. Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. This Prospectus should be read in conjunction with any such information provided by the Participating Organization.

Rule 12b-1 Fees. Each Fund, except the Money Market Funds, has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. All of the Funds' plans allow charges of up to .25 percent but no 12b-1 fees are currently being imposed under the plan.

Administrative Service Fees. Each Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees for the distribution and sale of its shares. The Government Assets Fund plan allows charges of up to .25 percent but no fees are currently being imposed under the plan. The Liquid Assets Fund and the Municipal Assets Fund plans allow charges of up to .25 percent but only .15 percent is currently being imposed under each plan. The Vintage Equity Fund plan allows charges of up to .25 percent and .25 percent is currently being imposed under the plan. All of the other Funds' plans allow charges of up to .25 percent but no fees are currently being imposed under the plans.

Householding Regulatory Materials. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (800) 438-6375, or write to us at the Funds' address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the information for the period ended on March 31, 2000. Their reports, along with the Fund's financial statements, are included in the Funds' annual reports, which are available upon request. The financial information for the periods ending prior to March 31, 2000 was audited by other auditors.



                                                      Investment Activities                        Dividends and Distributions
                                           NAV          Net         Net      Total from    From Net          From Net       Total
                                        Beginning   Investment   Realized/   Investment    Investment        Realized     Dividends
                                        of Period     Income     Unrealized  Activities      Income            Gains         and
                                                                Gains/(Losses)                                         Distributions
------------------------------------------------------------------------------------------------------------------------------------
Government Assets Fund "T" Shares
Year Ended March 31, 2000                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Year Ended March 31, 1999                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Year Ended March 31, 1998                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Year Ended March 31, 1997                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Year Ended March 31, 1996                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)

Liquid Assets Fund "T" Shares
Year Ended March 31, 2000                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Year Ended March 31, 1999                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Nine Months Ended March 31, 1998              $1.00        0.04         0.00        0.04       (0.04)            0.00        (0.04)
January 2, 1997 to June 30, 1997*             $1.00        0.03         0.00        0.03       (0.03)            0.00        (0.03)

Liquid Assets Fund "I" Shares
Year Ended March 31, 2000                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Year Ended March 31, 1999                     $1.00        0.05         0.00        0.05       (0.05)            0.00        (0.05)
Nine Months Ended March 31, 1998              $1.00        0.04         0.00        0.04       (0.04)            0.00        (0.04)
October 29, 1996 to June 30, 1997*            $1.00        0.04         0.00        0.04       (0.04)            0.00        (0.04)

Municipal Assets Fund "T" Shares
Year Ended March 31, 2000                     $1.00        0.03         0.00        0.03       (0.03)            0.00        (0.03)
Year Ended March 31, 1999                     $1.00        0.03         0.00        0.03       (0.03)            0.00        (0.03)
Nine Months Ended March 31, 1998              $1.00        0.02         0.00        0.02       (0.02)            0.00        (0.02)
January 2, 1997 to June 30, 1997*             $1.00        0.02         0.00        0.02       (0.02)            0.00        (0.02)

Municipal Assets Fund "I" Shares
Year Ended March 31, 2000                     $1.00        0.03         0.00        0.03       (0.03)            0.00        (0.03)
Year Ended March 31, 1999                     $1.00        0.03         0.00        0.03       (0.03)            0.00        (0.03)
Nine Months Ended March 31, 1998              $1.00        0.02         0.00        0.02       (0.02)            0.00        (0.02)
March 27, 1997 to June 30, 1997*              $1.00        0.01         0.00        0.01       (0.01)            0.00        (0.01)

Limited Term Bond Fund
Year Ended March 31, 2000                    $10.00        0.50       (0.37)        0.13       (0.50)            0.00        (0.50)
Year Ended March 31, 1999                     $9.99        0.49         0.00        0.49       (0.48)            0.00        (0.48)
Year Ended March 31, 1998                     $9.69        0.46         0.35        0.81       (0.51) (c)        0.00        (0.51)
Year Ended March 31, 1997                     $9.89        0.50       (0.20)        0.30       (0.50)            0.00        (0.50)
June 15, 1995 to March 31, 1996*             $10.00        0.44       (0.11)        0.33       (0.43)           (0.01)       (0.44)

Bond Fund
Year Ended March 31, 2000                     $9.88        0.57       (0.35)        0.22       (0.57)            0.00        (0.57)
Year Ended March 31, 1999                     $9.86        0.53         0.04        0.57       (0.53)           (0.02)       (0.55)
Eleven Months Ended March 31, 1998            $9.82        0.66         0.33        0.99       (0.66)           (0.29)       (0.95)
Year Ended April 30, 1997                     $9.78        0.62         0.05        0.67       (0.62)            0.00        (0.62)
July 7, 1995 to April 30, 1996*              $10.00        0.49       (0.28)        0.21       (0.43)            0.00        (0.43)

Income Fund
Year Ended March 31, 2000                     $9.98        0.57       (0.37)        0.20       (0.57)            0.00        (0.57)
Year Ended March 31, 1999                    $10.04        0.55       (0.04)        0.51       (0.57) (d)        0.00        (0.57)
Year Ended March 31, 1998                     $9.70        0.50         0.38        0.88       (0.54) (c)        0.00        (0.54)
Year Ended March 31, 1997                     $9.93        0.54       (0.24)        0.30       (0.53)            0.00        (0.53)
Year Ended March 31, 1996                     $9.71        0.61         0.23        0.84       (0.62)            0.00        (0.62)

Municipal Bond Fund
Year Ended March 31, 2000                    $10.67        0.41       (0.40)        0.01       (0.41)           (0.03)        (0.44)
Year Ended March 31, 1999                    $10.60        0.40         0.08        0.48       (0.40)           (0.01)        (0.41)
Year Ended March 31, 1998                    $10.22        0.40         0.40        0.80       (0.40)           (0.02)        (0.42)
Year Ended March 31, 1997                    $10.27        0.38       (0.05)        0.33       (0.38)            0.00         (0.38)
Year Ended March 31, 1996                     $9.97        0.43         0.30        0.73       (0.43)            0.00         (0.43)

Balanced Fund
Year Ended March 31, 2000                    $16.01        0.28         2.08        2.36       (0.28)           (1.51)        (1.79)
Year Ended March 31, 1999                    $15.05        0.24         1.60        1.84       (0.24)           (0.64)        (0.88)
Year Ended March 31, 1998                    $11.72        0.21         3.67        3.88       (0.21)           (0.34)        (0.55)
Year Ended March 31, 1997                    $11.08        0.18         1.05        1.23       (0.18)           (0.41)        (0.59)
June 1, 1995 to March 31, 1996*              $10.00        0.24         1.08        1.32       (0.24)            0.00         (0.24)

Equity Fund "S" Shares
Year Ended March 31, 2000                    $22.90      (0.06)         4.10        4.04        0.00            (3.66)        (3.66)
Year Ended March 31, 1999                    $21.04      (0.06)         3.21        3.15       (0.01)           (1.28)        (1.29)
Year Ended March 31, 1998                    $16.58        0.00         7.19        7.19       (0.01)           (2.71)        (2.72)
Year Ended March 31, 1997                    $14.48        0.05         2.60        2.65       (0.05)           (0.50)        (0.55)
Year Ended March 31, 1996                    $11.44        0.13         3.27        3.40       (0.13)           (0.23)        (0.36)

Equity Fund T Shares
Year Ended March 31, 2000                    $22.94      (0.01)         4.11        4.10        0.00            (3.66)        (3.66)
Year Ended March 31, 1999                    $21.05      (0.01)         3.19        3.18       (0.01)           (1.28)        (1.29)
February 14, 1998 to March 31, 1998*         $19.77        0.00         1.28        1.28        0.00             0.00          0.00

Aggressive Growth Fund
Year Ended March 31, 2000                    $17.63      (0.12)         5.57        5.45        0.00            (2.59)        (2.59)
Year Ended March 31, 1999                    $16.99      (0.11)         1.70        1.59        0.00            (0.95)        (0.95)
Year Ended March 31, 1998                    $11.90      (0.09)         5.61        5.52        0.00            (0.43)        (0.43)
Year Ended March 31, 1997                    $10.88      (0.06)         1.08        1.02        0.00             0.00          0.00
Sept. 29, 1995 to March 31, 1996*            $10.00        0.00         0.90        0.90        0.00            (0.02)        (0.02)

------------------------------------------------------------------------------------------------------------------------------------


                                            Total Return / Ratios / Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                                   Net Assets      Ratio of           Ratio of Net         Ratio of          Ratio of Net
                                 End of Period    Expenses to          Investment          Expenses           Investment
      NAV          Total         (000 omitted)      Average              Income           To Average            Income     Portfolio
    End of        Return                          Net Assets           To Average             Net             to Average    Turnover
    Period                                                             Net Assets          Assets**          Net Assets**
     GAF T
          $1.00      4.75%             $170,811          0.68%                4.65%             0.73%               4.60%      N/A
          $1.00      4.61%             $150,006          0.73%                4.49%             0.76%               4.46%      N/A
          $1.00      4.72%             $155,130          0.73%                4.79%             0.98%               4.54%      N/A
          $1.00      4.62%             $158,698          0.76%                4.53%             1.01%               4.28%      N/A
          $1.00      5.24%             $153,836          0.54%                5.08%             0.72%               4.90%      N/A

     LAF T
          $1.00      4.70%              $31,619          0.86%                4.59%             -----               -----      N/A
          $1.00      4.70%              $33,673          0.84%                4.54%             -----               -----      N/A
          $1.00      3.81%  (a)         $16,147          0.70%  (b)           5.07%  (b)        -----               -----      N/A
          $1.00      2.51%  (a)         $17,859          0.70%  (b)           4.96%  (b)        -----               -----      N/A

     LAF I
          $1.00      4.86%              $38,318          0.71%                4.82%             -----               -----      N/A
          $1.00      4.86%              $16,751          0.69%                4.67%             -----               -----      N/A
          $1.00      3.98%  (a)         $13,729          0.47%  (b)           5.31%  (b)        -----               -----      N/A
          $1.00      3.51%  (a)          $2,356          0.45%  (b)           5.19%  (b)        -----               -----      N/A

     MAF T
          $1.00      2.68%              $11,326          0.89%                2.63%             0.90%               2.62%      N/A
          $1.00      2.73%              $14,949          0.87%                2.66%             0.94%               2.59%      N/A
          $1.00      2.31%  (a)         $12,005          0.69%  (b)           3.09%  (b)        -----               -----      N/A
          $1.00      1.61%  (a)         $25,036          0.66%  (b)           3.17%  (b)        0.90%               2.93%      N/A

     MAF I
          $1.00      2.84%              $26,124          0.74%                2.79%             0.75%               2.78%      N/A
          $1.00      2.88%              $22,405          0.72%                2.81%             0.79%               2.74%      N/A
          $1.00      2.49%  (a)         $20,010          0.46%  (b)           3.32%  (b)        -----               -----      N/A
          $1.00      1.20%  (a)              $7          0.41%  (b)           3.42%  (b)        0.65%               3.18%      N/A

      LTB
          $9.63      1.38%              $52,507          0.92%                5.11%             -----               -----     41.58%
         $10.00      5.01%              $56,005          1.05%                4.89%             -----               -----     31.08%
          $9.99      8.51%              $37,777          1.35%                4.60%             1.60%               4.35%     80.26%
          $9.69      3.13%              $38,835          1.40%                5.18%             1.65%               4.93%     70.63%
          $9.89      3.40%  (a)         $41,178          1.18%  (b)           5.53%  (b)        1.18%  (b)          5.53%(b)  69.30%

     BOND
          $9.53      2.41%              $27,339          1.01%                6.01%             -----               -----     31.83%
          $9.88      5.95%              $21,984          1.03%                5.46%             -----               -----     37.28%
          $9.86     10.30%  (a)          $7,213          0.88%  (b)           7.66%  (b)        -----               -----    225.79%
          $9.83      6.97%               $3,201          0.83%                6.16%             -----               -----     42.22%
          $9.78      2.10%  (a)          $3,642          0.80%  (b)           6.24%  (b)        -----               -----     60.43%

    INCOME
          $9.61      2.13%             $109,486          0.99%                5.91%             -----               -----     28.35%
          $9.98      5.13%             $100,341          1.01%                5.51%             -----               -----     60.60%
         $10.04      9.31%             $104,604          1.15%                5.04%             1.40%               4.79%     52.03%
          $9.70      3.14%              $92,031          1.20%                5.52%             1.45%               5.27%     59.70%
          $9.93      8.74%              $84,752          0.97%                5.77%             0.97%               5.77%    113.25%

   MUNI BOND
         $10.24      0.10%              $48,616          0.92%                3.91%             -----               -----     26.51%
         $10.67      4.64%              $49,950          0.94%                3.76%             1.04%               3.66%     13.87%
         $10.60      7.89%              $48,282          1.21%                3.76%             1.46%               3.51%     36.60%
         $10.22      3.22%              $45,164          1.28%                3.68%             1.53%               3.43%     21.00%
         $10.27      7.43%              $42,436          0.75%                4.21%             1.02%               3.94%     14.21%

   BALANCED
         $16.58     15.56%              $96,688          1.20%                1.77%             -----               -----     64.22%
         $16.01     12.66%              $85,424          1.28%                1.61%             -----               -----     48.38%
         $15.05     33.46%              $63,403          1.38%                1.58%             1.63%               1.33%    101.32%
         $11.72     11.05%              $32,012          1.55%                1.58%             1.80%               1.33%     38.35%
         $11.08     13.29%  (a)         $13,516          1.32%  (b)           2.66%  (b)        1.32%  (b)          2.66%(b)  61.72%

    EQTY S
         $23.28     18.59%             $325,035          1.36%              (0.31%)             -----               -----     89.42%
         $22.90     15.72%             $253,593          1.40%              (0.34%)             -----               -----     59.22%
         $21.05     45.54%             $196,772          1.31%                0.08%             1.56%               0.33%     72.80%
         $16.58     18.35%             $309,669          1.33%                0.32%             1.58%               0.07%     37.08%
         $14.48     29.96%             $210,950          1.09%                0.96%             1.09%               0.96%     33.23%

    EQTY T
         $23.38     18.83%             $259,796          1.11%              (0.06%)             -----               -----     89.42%
         $22.94     15.88%             $280,418          1.15%              (0.08%)             -----               -----     59.22%
         $21.05      6.40%  (a)        $275,245          1.19%  (b)           0.63%  (b)        1.44%  (b)          0.38%(b)  72.80%

      AGG
         $20.49     33.51%             $159,299          1.35%              (0.67%)             -----               -----    156.56%
         $17.63      9.85%             $121,552          1.42%              (0.69%)             -----               -----     61.90%
         $16.99     46.82%             $101,377          1.56%              (0.74%)             1.81%             (0.99%)     86.36%
         $11.90      9.39%              $49,413          1.63%              (0.64%)             1.88%             (0.89%)     45.14%
         $10.88      9.10%  (a)         $23,319          1.57%  (b)           0.08%  (b)        1.57%  (b)          0.08%(b)   4.31%

*    Period from commencement of operations.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.
(c) Includes $.04 per share and $.02 per share of distributions in excess of net investment income for the Limited Term Bond Fund and Income Fund respectively, for year ended March 31, 1998.
(d)  Includes $.01 per share of distribution in excess of net investment income.


For more information about the Funds, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to shareholders contain additional information on each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the
Funds:

By mail:                   c/o Vintage Mutual Funds, Inc.
                           P.O. Box 182445
                           Columbus, OH 43218-2445

By phone:                  For Information and Literature:
                           (800) 438-6375

By email:                  Inforequest@VintageFunds.com

By Internet:               www.VintageFunds.com

Or you may view or obtain these documents from the SEC:
In person:                 at the SEC's Public Reference Room in Washington,D.C.

By phone:                  1-202-942-8090(For information only)

By mail:                   Public Reference Section
                           Securities and Exchange Commission
                           Washington, DC 20549-6009
                           (Duplicating fee required)

By email:                  Publicinfo@sec.gov
By Internet:               www.sec.gov

The Vintage Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.
File No. 811-08910